UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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VERONA PHARMA PLC

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This filing contains a message from Jannie Oosthuizen, President, Human Health U.S. at Merck & Co., Inc. to the employees of Verona Pharma plc (“Verona”), delivered via email enclosure by Ostra Jewell, Senior Vice President, Human Resources of Verona on behalf of David Zaccardelli, Chief Executive Officer of Verona on July 30, 2025 (the “Employee Email”). The Employee Email is related to the potential acquisition of Verona by Merck Sharp & Dohme LLC and also contains an accompanying video message, a transcript of which is attached below.

Sending on behalf of Dave, on behalf of Jannie!

Hi Team –

Please see below for an important message from Jannie Oosthuizen, Merck’s President, Human Health U.S., which includes important information.

Dave

Dear Verona Team,

It was great to speak with all of you at our Town Hall on July 10. Your dedication and expertise have made Ohtuvayre a true breakthrough and I believe we have a tremendous opportunity ahead to expand Ohtuvayre’s reach and impact to help even more patients living with COPD.

I’d like to share more with you about our next chapter of growth at Merck and about our commitment to you through our retention program. I’ve recorded a video message for you, or you can read a summary of the message below.

Our company’s next chapter of growth

It’s an exciting time at Merck as we enter a period of incredible growth and we believe Ohtuvayre could play an important role. You may have seen Merck's announcement of a multiyear optimization initiative this week. This company-wide initiative allows us to reinvest in areas that matter most to our business— our pipeline, products and people. This reinvestment ensures we are well-positioned to make an even greater impact in improving global health through our medicines and vaccines.

Our commitment to you

Retention program: To make a greater impact together, every team member is essential to the continued clinical and commercial success of Ohtuvayre.

•	All Verona employees, with some executive exceptions, will receive a retention agreement by the end of August that will be contingent upon completing the acquisition. By the end of August, you will receive your retention agreement that outlines your individual terms and conditions from Ostra, and by September 19, the signed retention agreement will be due.

o	It is important that we finalize retention agreement terms before the anticipated completion of the acquisition so that we can plan for how we will work together after the acquisition is completed.

•	We recognize you may be feeling anxious about your role in the organization after the acquisition is complete. The retention agreement reflects our desire to invest in you and explore what’s possible together.

•	For questions regarding the retention program, please reach out to Ostra.

Next steps and engagement: Over the coming weeks, we will meet with your leaders to better understand our shared values and get to know each of you. We’ll then engage with each of you to learn more about you, your work and your goals & ambitions. We value your contributions and encourage you to remain focused on your current responsibilities.

Ongoing communication: As we anticipate the closing of the deal later this year, we expect not much will change in your day-to-day responsibilities. We remain committed to transparency and will continue to provide integration updates throughout this process.

Thank you again for your dedication and expertise. I look forward to making an impact together.

Best regards,

Jannie Oosthuizen

President, Human Health U.S.

Additional Information and Where to Find it

In connection with the proposed transaction between Verona Pharma and Merck, Verona Pharma will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Verona Pharma may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Verona Pharma are urged to read the proxy statement (which will include an explanatory statement in respect of the Scheme of Arrangement of Verona Pharma, in accordance with the requirements of the U.K. Companies Act 2006) and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to Verona Pharma’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Verona Pharma or Merck with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Verona Pharma’s website at https://www.veronapharma.com/investors/, by contacting Verona Pharma’s investor relations department at IR@veronapharma.com, or on Merck’s website at www.merck.com.

Participants in the Solicitation

Verona Pharma, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Verona Pharma in connection with the proposed transaction. Information about Verona Pharma’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). You may also find additional information about Verona Pharma’s directors and executive officers in Verona Pharma’s proxy statement for its 2025 Annual General Meeting filed on March 18, 2025 and Verona Pharma’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Information about Merck and its directors and executive officers can be found in Merck’s proxy statement filed on April 9, 2025 and Merck’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Verona Pharma shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Verona Pharma directors and executive officers in the proposed transaction, which may be different than those of Verona Pharma shareholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Forward-Looking Statement of Merck & Co., Inc., Rahway, N.J., USA

This communication of Merck & Co., Inc., Rahway, N.J., USA (the “company”) includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the company’s proposed acquisition of Verona Pharma, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of the company and Verona Pharma to complete the transactions contemplated by the transaction agreement, including the parties’ ability to satisfy the conditions to the consummation of the transaction contemplated thereby, statements about the expected timetable for completing the transaction, the company’s and Verona Pharma’s beliefs and expectations and statements about the benefits sought to be achieved in the company’s proposed acquisition of Verona Pharma, the potential effects of the acquisition on both the company and Verona Pharma, the possibility of any termination of the transaction agreement, as well as the expected benefits and success of Verona Pharma’s products and product candidates. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, or that any pipeline candidates will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the approval of the proposed transaction by Verona Pharma shareholders and the failure to obtain the sanction of the High Court of Justice of England and Wales); the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Verona Pharma’s business; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov).

The following is a transcript of the video accompanying the communication to employees on July 30, 2025:

Hello, everyone. It was great to connect with you all a few weeks back, alongside Rob and Dean. As we shared then, we are thrilled to bring this talented team to Merck and we are looking forward to working with you. I know that this can feel like a lot to process. Know that we are committed to sharing updates along the way, and making sure you have clarity as we go forward.

To that end, you might have seen Merck's announcement earlier this week about our multi-year optimization. I want to share some context around this companywide initiative. This multi-year optimization positions us for the next chapter of growth, as we continue to advance our pipeline and successfully launch new products. It really is an exciting time at Merck, and we see tremendous opportunity ahead to expand Ohtuvayre’s reach and impact.

Your expertise and insights will be critical in ensuring we reach many more patients living with COPD. With that in mind, I also wanted to share some information on our retention program. You can read more in the email. We know that every Verona team member is essential to the continued clinical and commercial success of Ohtuvayre. Therefore, all employees, with the exception of some executives, will receive a retention agreement by the end of August that will be contingent upon completing the acquisition.

We recognize you may be anxious about your role. This retention agreement reflects our desire to invest in you, and we hope you know how much we value your contributions, and we look forward to exploring what's possible together. We anticipate the deal will close later this year.

From a day to day perspective, stay focused on what you are doing and continue to build on the success to date. As we move forward, we remain committed to transparency and will provide updates along the way. In the meantime, please share questions you may have with your leadership.

Thanks for all that you do. We are excited to do this together and work across our company to help patients with COPD.

Additional Information and Where to Find it

In connection with the proposed transaction between Verona Pharma and Merck, Verona Pharma will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Verona Pharma may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Verona Pharma are urged to read the proxy statement (which will include an explanatory statement in respect of the Scheme of Arrangement of Verona Pharma, in accordance with the requirements of the U.K. Companies Act 2006) and any other relevant materials filed or that will be filed with the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, carefully and in their entirety when they become available because they contain or will contain important information about the proposed transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to Verona Pharma’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is available) as well as other filings containing information about the proposed transaction that are filed by Verona Pharma or Merck with the SEC, free of charge on EDGAR at www.sec.gov, on the investor relations page of Verona Pharma’s website at www.veronapharma.com/investors, by contacting Verona Pharma’s investor relations department at IR@veronapharma.com, or on Merck’s website at www.merck.com.

Participants in the Solicitation

Verona Pharma, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Verona Pharma in connection with the proposed transaction. Information about Verona Pharma’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). You may also find additional information about Verona Pharma’s directors and executive officers in Verona Pharma’s proxy statement for its 2025 Annual General Meeting filed on March 18, 2025 and Verona Pharma’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Information about Merck and its directors and executive officers can be found in Merck’s proxy statement filed on April 9, 2025 and Merck’s other filings with the SEC available at the SEC’s Internet site (www.sec.gov), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Verona Pharma shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Verona Pharma directors and executive officers in the proposed transaction, which may be different than those of Verona Pharma shareholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these document using the sources indicated above.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Verona Pharma, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Merck and Verona Pharma to complete the transactions contemplated by the transaction agreement, including statements about the transaction contemplated thereby, statements about the expected timetable for completing the transaction, Verona Pharma’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, the potential effects of the acquisition on Verona Pharma, as well as the expected benefits and success of Verona Pharma’s products and product candidates. These statements are based upon the current beliefs and expectations of Verona Pharma’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed transaction will be satisfied on the expected timetable or at all, or that any pipeline candidates will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, uncertainties as to the timing of the proposed transaction; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the proposed transaction contained in the transaction agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the approval of the proposed transaction by Verona Pharma shareholders and the failure to obtain the sanction of the High Court of Justice of England and Wales); the effects of disruption from the transactions contemplated by the transaction agreement and the impact of the announcement and pendency of the transactions on Verona Pharma’s business; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; Verona Pharma’s dependence on the successful commercialization of Ohtuvayre and the uncertain market acceptance of Ohtuvayre as a treatment for COPD; and risks related to pharmaceutical product development, including Verona Pharma’s ongoing development of ensifentrine and any other product candidates and combinations, and the uncertainty of clinical success.

Verona Pharma undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in Verona Pharma’s Annual Report on Form 10-K for the year ended December 31, 2024 and Verona Pharma’s other filings with the SEC.